EXHIBIT 10.11

          AGREEMENT NO.           EFFECTIVE DATE OCTOBER 31ST, 1998
                       --------

                                 ----------
                             LICENSE AGREEMENT

BETWEEN:
Engage Technologies, Inc.     AND:     Legal Company Name: theGlobe.com
100 Brickstone Square                  Contact Person: Will Margiloff
Andover, MA  01801                     Address: 31 West 21st Street, 6th Floor,
                                                NY, NY 10010
("ENGAGE")                             Telephone: 1-212-886-0837
                                       Fax:     1-212-367-8603
                                       email:   will@corp.theGlobe.com

                                       ("CUSTOMER")



Customer contracts for and Engage agrees to provide, on the terms and conditions set forth in this License Agreement ("Agreement"), the product selections identified below:

-----------------------------------------------------------------------------------------------------
                         SELECTIONS                                  RECURRING FEE    ONE-TIME FEE

-----------------------------------------------------------------------------------------------------
BASE PRODUCTS:
Specify Tier for each: Lite, Standard, Gold, Platinum
or Platinum Plus (for Platinum Plus specify Maximum Average
Daily Page Requests or Ads Served)
                                      Tier       Upgrade
------------------------------------------       -------

 AdManager  (Attachment A)          _______                          $___________     $_________
 DSServer  (Attachment B)           _______                          $___________     $_________
     ____ Additional Seats of Marketing Workbench                    $___________     $_________
     ____ Additional Seats of Business Objects                       $___________     $_________
 ProfileServer  (Attachment C)      _______                          $___________     $_________

LICENSE TERM:
 Perpetual          Subscription   Pilot

-----------------------------------------------------------------------------------------------------
PROFILE OPTIONS:
Specify Tier for each: Lite, Standard, Gold, Platinum or
Platinum Plus (for Platinum Plus specify Maximum Average
Daily Page Requests or Ads Served)

    Local Declared       Tier     Local Behavior    Tier
    --------------       ----     --------------    ----
       AdManager        ________     AdManager     ________          $_________(mo.)
       DSServer         ________     DSServer      ________          $_________(mo.)
       ProfileServer    ________     ProfileServer ________          $_________(mo.)

    Global Behavior (Attachment D)
    ------ --------
       AdManager        ________
                                                                     $_________(qtr.)
       ProfileServer  Usage Based Fee
                                                                     $_________(mo.)

-----------------------------------------------------------------------------------------------------
SOFTWARE MAINTENANCE AND SUPPORT SERVICES (Attachment E):
 Standard           Premium
                                                                     $_________       $___________

-----------------------------------------------------------------------------------------------------
OTHER SERVICES (Attachment F):
 Installation (8 days installation)
 Training                                                            $___________     $___________
      Public Class                                                   $___________     $___________
      On Site (3 days of training defined as follows:  Two (2)       $___________     $___________
days of AdManager for up to 5 Customer employees, 1/2 day of DSS     $___________     $___________
and 1/2 day of Profile Server for up to 3 Customer employees)        $___________     $___________

 Consulting # of days

-----------------------------------------------------------------------------------------------------
GEOGRAPHIC USE:    _________________ (specify country)               Factored Into    Factored Into
NUMBER OF ENTERPRISE SERVERS OR ENGINES:  ______                       Above Fees       Above Fees
DOMAIN NAMES:


-----------------------------------------------------------------------------------------------------

CUSTOMER  ACKNOWLEDGES  THAT THE ATTACHMENTS  MARKED WITH AN "X" ABOVE (AND
ONLY  THOSE  ATTACHMENTS)  ARE  INCORPORATED  INTO  AND  FORM  PART OF THIS
AGREEMENT,  AND  THAT  THE  GENERAL  TERMS  AND  CONDITIONS  APPLY  TO  ALL
ATTACHMENTS OF THIS  AGREEMENT.  THIS AGREEMENT IS NOT VALID UNTIL ACCEPTED
BY ENGAGE. ENGAGE: CUSTOMER: Initials Initials

                                                                     Engage:___       Customer:_____

                                                                     Initials                  Initials

Pricing Options:

Platinum Plus:

Up to            Average Daily Ads Served or Page Requests

                                      Average  Daily  Ads  Served  or  Page
Requests:
          There would be a one-time cost of an additional          for each
of the AdManager and Profile Server
          Software and no additional  cost for DSS. Total  additional  cost
would be        .

                                      Average  Daily  Ads  Served  or  Page
Requests:
          There would be a one-time cost of an additional          for each
of the AdManager and Profile Server
          Software and no additional  cost for DSS. Total  additional  cost
would be        .

Option:

Notwithstanding the foregoing, within 180 days of the Effective Date, Customer may elect to pay Engage an additional license fee of for an unlimited number of Average Daily Ads Served or Page Requests.

*Installation: Within 5 business days after the Effective Date, Engage shall deliver to Customer a detailed plan regarding the implementation of the Software acceptable to Customer, Including scheduled activity and deliverables for each day, milestone schedule, personnel list, and list of Customer responsibilities prior to installation.

If the installation process takes less than 8 business days, Engage shall provide Customer with additional consulting days for each day remaining unused.

Customer acknowledges that the Attachments marked with an "X" above (and only those Attachments) are incorporated into and form part of this Agreement, and that the General Terms and Conditions apply to all Attachments of this Agreement. This Agreement is not valid until accepted by Engage.

                        GENERAL TERMS AND CONDITIONS

I. DEFINITIONS. Defined terms in this Agreement are capitalized and have the meanings indicated in the Appendix attached hereto.

II. RIGHT TO USE SOFTWARE; DELIVERY; ESCROW. Customer's right to use the Software is set forth in the applicable Attachment(s). On the Effective Date, Engage will deliver or make available for downloading at an FTP site the Software. Within five (5) business days of the Effective Date, Engage will name Customer a beneficiary of Engage's source code escrow agreement with Data Securities International, Inc., dated November 12, 1997. Upon the occurrence of a "Release Condition" (as defined in the escrow agreement), Customer shall be entitled to have access to and use the source code form of the Software for the sole purpose of supporting its use of the Software as permitted herein until such time as the Release Condition is corrected. Customer shall bear the expense of being named a beneficiary of said agreement. All source code made available to Customer shall be Confidential Information used only by employees of Customer.

III. RESTRICTIONS ON USE OF SOFTWARE. Customer's use of the Software is subject to the following restrictions. Except as expressly permitted in this Agreement, Customer shall not, and shall not permit others to, (a) use, modify, copy (except for one back-up copy containing Engage's copyright notices and other proprietary marks), or otherwise reproduce the Software in whole or in part; (b) reverse engineer, decompile, disassemble, or otherwise attempt to derive the source code form or structure of the Software; (c) distribute, sublicense, assign, share, timeshare, sell, rent, lease, grant a security interest in, use for Service Bureau purposes, or otherwise transfer the Software or Customer's right to use the Software; or
(d) remove any proprietary notices or labels on the Software. All rights not expressly granted to Customer are reserved by Engage. There are no implied rights. Customer shall install the Software only on Enterprise
Servers and/or Engines, as the case may be, located in the country specified on the Cover Page. Customer shall be responsible for ensuring that its Average Daily Ads served or Page Requests does not exceed the number permitted for the Applicable Tier (an "Overage"), and Customer shall promptly report any Overage to Engage, which shall have the right to require Customer to upgrade its Tier.

IV. TERM OF AGREEMENT; TERMINATION.

     A. This Agreement shall commence upon the Effective Date and, unless terminated in accordance with subsection (b) or (c) below, shall remain in effect for the term specified on the Cover Page (either perpetual, subscription, or pilot, each as defined below).

          1. Pilot Term. If pilot term is selected on the Cover Page, the term of this License shall be from the Effective Date until thirty (30) days thereafter.

          2. Subscription Term. If subscription term is selected on the Cover Page, this License shall have an initial term of 12 (twelve) months and shall renew automatically for subsequent periods of 12 (twelve) months unless otherwise terminated in accordance with Section 4(b) or (c) below or Engage receives a written notice of non-renewal from Customer at least thirty (30) days prior to the expiration of the initial term or the current renewal term.

          3. Perpetual Term. If perpetual term is selected on the Cover Page, the term of this License shall be perpetual with respect to the Software licensed hereunder (unless this Agreement is otherwise terminated in accordance with Section 4(b) or (c) below).

     B. Either party may terminate this Agreement in the event of a material breach of this Agreement by the other party that is not cured within thirty (30) days of written notice thereof from the other party. Without limitation, the following events shall constitute a material breach: violation by Customer of the terms of the license granted (as set forth in Sections 2 and 3), failure by Customer to pay any amount when due, and violation by either party of the confidentiality duties set forth in
Section 13 hereof.

     C. This Agreement shall automatically terminate if either party ceases doing business, is the subject of a voluntary bankruptcy, insolvency or similar proceeding, is the subject of an involuntary state or federal bankruptcy, insolvency, or similar proceeding that is not dismissed within sixty (60) days of filing, makes an assignment for the benefit of creditors, becomes unable to pay its debts when due, or enters into an agreement with its creditors providing for the extension or composition of debt.

V. EFFECT OF TERMINATION OR EXPIRATION.

     A. Each party shall immediately surrender all rights, licenses, and privileges granted under this Agreement.

     B. Each party shall promptly pay to the other any amounts due and owing. No termination of this Agreement shall release Customer from any obligation to pay Engage any amount that has accrued or will accrue or become payable prior to, at or after the date of termination.

     C. Each party shall immediately cease using and return all property in its possession belonging to the other party, including without limitation all Software, Documentation, and tangible embodiments of Confidential Information.

     D. Customer shall not, in advertising or otherwise, use or display any of Engage's trademarks or any name, mark, or logo that is the same as or similar to Engage's trademarks, represent itself to be a licensee of Engage, or in any way identify itself with Engage.

     E. Customer shall not be entitled to a refund, in whole or in part, of any amounts paid hereunder, other than in accordance with Section 9.

     F.  Sections  3, 5,  6(f),  7, 9, 10,  11(e),  12,  13 and 14  hereof, together with Customer's obligation to pay outstanding amounts due Engage, will survive termination or expiration of this Agreement.

VI. PAYMENTS AND OTHER CHARGES.

     A. All fees shall be paid in U.S. dollars and shall be made to Engage at the address set forth on the Cover Page.

     B. Customer agrees to pay all invoices within 30 days after the invoice date. Engage shall invoice Customer for software and support and other services forty (40) days after the commencement of the Warranty Period. Engage shall invoice Customer for all recurring fees listed on the Cover Page on a monthly basis in advance; provided that (i) fees for the Global Behavior Profile option with either AdManager or DSServer shall be invoiced on a quarterly basis in advance, and (ii) fees for the Global Behavior Profile option with Profile Server shall be invoiced on a monthly basis in arrears based on a cost-per-thousand ("CPM") Page Request basis.

     C. A finance charge in an amount equal to one and one-half percent (1.5%) per month or, if lower, the maximum rate allowed by law will be assessed on payments not received by Engage on or prior to the due date.

     D. Customer agrees to pay when due (or, if necessary, reimburse Engage for) all sales, use, property, excise, and other similar taxes resulting from this Agreement, excluding taxes on the net income of Engage.

     E. The amount and structure of all fees and rates may be adjusted for subsequent renewal periods if Engage notifies Customer at least sixty (60)
days prior to the renewal  date         .

     F. Customer agrees to make and maintain for a period of two (2) years after the end of the year to which they pertain, sufficient books, records and accounts regarding Customer's use of the Software, in order to calculate and confirm Customer's payment obligations hereunder. No more frequently than once each twelve (12) month period, Engage will have the right, at its expense, to examine and copy such books, records, and accounts upon reasonable prior notice during Customer's business hours to verify reports on the amount of payments made to Engage under this Agreement. All such books, records, and accounts shall constitute Confidential Information. In the event such inspection discloses an underpayment of amounts due Engage from Customer, Customer will promptly remit the amounts due, and if an audit discloses an underpayment of the fees payable by Customer for the audited period of more than five percent (5%), Customer shall pay for the expenses of the audit together with the amount of such underpayment.

VII. PROPRIETARY RIGHTS. Engage and its licensors shall have sole and exclusive ownership of all right, title, and interest in and to the Software and Documentation, including all associated intellectual property rights. Customer acknowledges that Engage represents the Software, including associated screen displays and menu features, constitutes the valuable trade secrets of Engage or its licensors and are copyrighted works owned by Engage or its licensors and protected by federal and international copyright laws. Customer shall not permit any personnel to remove any proprietary or other legends or restrictive notices contained or included in any materials provided by Engage.

VIII. SOFTWARE MAINTENANCE AND SUPPORT SERVICES; OTHER SERVICES. Customer may purchase Maintenance and Support Services, and installation, training, and consulting services together with the license of any Software. If selected by Customer on the Cover Page, all such services will be provided by Engage in accordance with the terms set forth in Attachment E (Software Maintenance and Support Services) or Attachment F (Other Services). Customer will be entitled to receive Updates only if Customer is a paid-up Maintenance and Support Services customer at the time an Update is commercially released. Customer also shall be entitled to receive Upgrades if Customer is a paid-up Maintenance and Support Services Customer at the time an Upgrade is commercially released.

I. ENGAGE'S DUTY OF INDEMNIFICATION. Engage, at its expense, shall defend any action, suit or proceeding brought against Customer which alleges (1) facts constituting a breach of an Engage representation or warranty in Sections 11(a) and (c) or (2) that any Software infringes any worldwide copyright or misappropriates any trade secret and Engage shall pay damages finally awarded against Customer (including court costs and attorneys' reasonable fees), provided that (a) Customer notifies Engage promptly in writing of the claim, (b) Engage has sole control of the defense and all related settlement negotiations, and (c) Customer provides Engage with all commercially reasonable assistance, information and authority to perform the above at Engage's expense. In the event that Customer's use of the Software is enjoined by a court of competent authority, Engage shall, at its sole option and at its expense, either: (i) procure for Customer the right to use the Software or (ii) modify the Software to avoid infringement without material impairment of its functionality or (iii) if neither of the foregoing remedies can be obtained upon commercially reasonable terms, require Customer to remove and return to Engage the Software involved and, if Perpetual Term is selected on the Cover Page, refund Customer a portion of the price thereof as depreciated over a three (3) year life of the Software commencing on the date of delivery. The foregoing indemnity shall not apply if the alleged infringement is attributable to the combination of the Software and products not provided by Engage, or if the Software is modified or altered by any person or entity other than Engage, or if the Software is used outside the scope of this Agreement. THIS SECTION STATES ENGAGE'S SOLE LIABILITY HEREUNDER WITH RESPECT TO INFRINGEMENT OF ANY INTELLECTUAL PROPERTY AND PROPRIETARY RIGHTS.

II. CUSTOMER'S DUTY OF INDEMNIFICATION. Customer agrees to defend and/or settle, indemnify and hold harmless Engage from and against any claim brought by a third party against Engage and any liability, damage or expense (including court costs and attorneys' reasonable fees) arising from or in any manner connected with Customer's breach of a provision of this Agreement; and Customer shall pay all costs, expenses, damages or settlement amounts to the extent based on such a third party claim, provided that (a) Engage notifies Customer promptly in writing of the claim, (b) Customer has sole control of the defense and all related settlement negotiations, and (c) Engage provides Customer with all commercially reasonable assistance, information and authority to perform the above at Customer's expense.

III. LIMITED WARRANTY.

     A. Engage represents and warrants to Customer that Engage has full power and authority to enter into this Agreement and to grant the license provided for herein, and that this Agreement has been duly authorized, executed and delivered by Engage and constitutes a valid, binding and legally enforceable agreement of Engage. Engage represents and warrants that, to its knowledge, the Software does not infringe upon any third party right.

     B. Customer represents and warrants to Engage that Customer has full power and authority to enter into this Agreement and that this Agreement has been duly authorized, executed and delivered by Customer and constitutes a valid, binding and legally enforceable agreement of Customer.

     C. Engage represents and warrants that it shall use best efforts to ensure that the Software, if operated on the Specified Configuration, will manage and manipulate data involving dates in material conformity with the Documentation before, during and after the year 2000. Engage disclaims responsibility for the date-related and other performance of hardware, software, telecommunications facilities and other materials not owned and originally supplied by Engage.

     D. If Customer has elected a perpetual license term on the Cover Page, Engage warrants that for a period of seventy (70) days following delivery of the Software to Customer ("Warranty Period"), Engage will use commercially reasonable efforts to resolve programming errors in the Software or Documentation to make the Software function in material conformity with the Documentation, provided that the Software is operated on the Specified Configuration and in accordance with the Documentation and provided further that Engage receives a written claim from Customer under this limited warranty within the Warranty Period. This Warranty does not apply if Customer or any third party changes or modifies the Software without the authorization of Engage. Engage does not warrant that the Software will be error free or that all errors can be remedied. Engage warrants that the services provided by Engage in connection with this Agreement will be rendered by qualified personnel and consistent with commercial practices standard in the industry. The foregoing shall be Engage's entire liability and Customer's sole and exclusive remedy under this warranty.

     E. THE EXPRESS WARRANTIES GRANTED UNDER THIS AGREEMENT ARE THE ONLY WARRANTIES MADE BY ENGAGE WITH RESPECT TO THE SOFTWARE AND SERVICES, EXPRESS OR IMPLIED, AND THEY ARE MADE IN LIEU OF ALL OTHER WARRANTIES OR REMEDIES. ENGAGE HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, AND WARRANTIES ARISING BY STATUTE OR OTHERWISE IN LAW OR FROM A COURSE OF DEALING OR USE OF TRADE, AS TO ANY MATTER, INCLUDING BUT NOT LIMITED TO, FEATURES OR CAPABILITIES OF THE SOFTWARE, ENGAGE'S COMPUTERS AND SERVERS, INFORMATION, REPORTS OR OTHER MATTERS PRODUCED OR PROVIDED IN CONNECTION WITH THIS AGREEMENT. IN ADDITION TO AND WITHOUT LIMITATION OF THE FOREGOING, ENGAGE SPECIFICALLY DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS OTHER THAN AS SET FORTH IN SECTION 11(d) REGARDING THE USE, OR THE RESULTS OF THE USE, OF ANY SOFTWARE OR FEATURE OR CAPABILITY OF THE SOFTWARE, IN TERMS OF CORRECTNESS, ACCURACY, RELIABILITY, CURRENTNESS, SECURITY, OR OTHERWISE. ENGAGE EXPRESSLY DISCLAIMS ANY WARRANTY WITH RESPECT TO THE QUALITY OR CONTINUITY OF THIRD-PARTY TELECOMMUNICATION OR INFORMATION SYSTEMS OR SERVICES, SERVER CONNECTION SPEEDS, OR THE FUNCTIONALITY, OPERABILITY, OR RELIABILITY OF ENGAGE'S OR ANY THIRD PARTY'S DATA SECURITY FEATURES OR SYSTEMS. THIS DISCLAIMER OF WARRANTY CONSTITUTES AN ESSENTIAL PART OF THIS AGREEMENT.

IV. LIMITATION OF LIABILITY. CUSTOMER'S SOLE REMEDY AND ENGAGE'S SOLE OBLIGATION WITH RESPECT TO ANY CLAIMS, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND PRODUCT LIABILITY) OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, OR RESULTING FROM THIS AGREEMENT SHALL BE GOVERNED BY THIS AGREEMENT, AND IN ALL CASES CUSTOMER'S REMEDY SHALL BE LIMITED TO MONEY DAMAGES NOT EXCEEDING THE SOFTWARE LICENSE FEES PAID TO ENGAGE BY CUSTOMER DURING THE 12-MONTH PERIOD IMMEDIATELY PRECEDING THE EVENT GIVING RISE TO SUCH DAMAGES. WITHOUT LIMITING THE FOREGOING, IT IS EXPRESSLY AGREED THAT IN NO EVENT SHALL ENGAGE OR ITS SUPPLIERS OR ANYONE ELSE WHO HAS BEEN INVOLVED IN THE PERFORMANCE OF THIS AGREEMENT ON BEHALF OF ENGAGE, INCLUDING ITS EMPLOYEES, AGENTS, PARTNERS, REPRESENTATIVES, OR SUBCONTRACTORS, BE LIABLE FOR ANY (A) DAMAGES CAUSED BY CUSTOMER'S FAILURE TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT (B) CLAIMS AGAINST CUSTOMER BY ANY THIRD PARTY EXCEPT AS PROVIDED IN SECTION 9, OR (C) DAMAGES, INCLUDING PRODUCT LIABILITY
DAMAGES, CAUSED BY ANY NON-ENGAGE PRODUCT. NEITHER PARTY SHALL BE LIABLE FOR INDIRECT, INCIDENTAL, SPECIAL, RELIANCE, INCIDENTAL, EXEMPLARY, COVER OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST PROFITS OR REVENUE, LOST BUSINESS OPPORTUNITIES, LOST SAVINGS, LOST DATA, LOSSES CAUSED BY DELAY OR THE DOWNTIME OF ENGAGE COMPUTERS OR SERVERS, OR LOSSES FROM INTERRUPTION, TERMINATION, OR FAILED OPERATION OF THE INTERNET OR THIRD-PARTY TELECOMMUNICATION SERVICES, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE FOREGOING LIMITATIONS SHALL NOT APPLY TO (I) EITHER PARTY'S DUTY OF INDEMNIFICATION, (II) EITHER PARTY'S UNCURED MATERIAL BREACH OF ITS DUTY OF CONFIDENTIALITY HEREUNDER, OR (III) ENGAGE'S UNCURED MATERIAL BREACH OF ATTACHMENT D, SECTION D-7. CUSTOMER RECOGNIZES THAT THE FEES HEREUNDER ARE BASED IN PART ON THE LIMITED WARRANTY AND LIMITATION OF LIABILITY AND REMEDIES SET FORTH HEREIN.

V. CONFIDENTIALITY. Each party acknowledges that by reason of its relationship to the other party under this Agreement it may have access to Confidential Information. Each party agrees to maintain in confidence and use only as expressly permitted in this Agreement all Confidential Information received from the other, both orally and in writing, provided that the parties' obligations of non-disclosure under this Agreement shall not apply to Confidential Information which the receiving party can demonstrate: (i) is or becomes a matter of public knowledge through no fault of the receiving party; (ii) was rightfully in the receiving party's possession prior to disclosure by the disclosing party; (iii) subsequent to disclosure, is rightfully obtained by the receiving party from a third party in lawful possession of such Confidential Information; (iv) is independently developed by the receiving party without reference to Confidential Information; or (v) is required to be disclosed by law. Each party may seek equitable relief (as well as money damages) to protect its interests under this Section.

VI. MISCELLANEOUS.

     A. ASSIGNMENT. Customer may not sublicense, assign (by operation of law or otherwise) or otherwise transfer this Agreement or any license or any right, duty or obligation under this Agreement without Engage's prior written consent, and any attempt to do so shall be null and void. Engage shall not unreasonably withhold its consent to the assignment of this Agreement by Customer to an affiliate, to its successor in connection with a merger, acquisition or consolidation, or to the purchaser in connection with the sale of all or substantially all of Customer's assets. Subject to the foregoing limitations, this Agreement will mutually benefit and be binding upon the parties, their successors and assigns.

     B. EXPORT CONTROL. Customer acknowledges that the export of any Software is or may be subject to export or import control and Customer agrees that any Software or the direct or indirect product thereof will not be exported (or reexported from a country of installation) directly or indirectly, unless Customer obtains all necessary licenses from the U.S. Department of Commerce or other agency as required by law.

     C. U.S. GOVERNMENT RESTRICTED RIGHTS. Use, duplication, or disclosure of the Software by the U.S. government is subject to the restrictions set forth in subparagraph (C)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013, and subparagraphs (C)(1) and (2) of the Commercial Computer Software-Restricted Rights at 48 CFR 52.227-19, as applicable.

     D. LICENSE SUBJECT TO LICENSOR'S RIGHTS. Customer acknowledges that portions of the Software may have been licensed to Engage by one or more third parties. All rights and obligations provided by Engage to Customer under this Agreement shall be limited to the extent that such underlying rights and obligations have been provided to Engage. This Section 14(d) does not limit Engage's representations and warranties in Section 11.

     E. INDEPENDENT CONTRACTORS. Nothing in this Agreement shall be construed to imply a joint venture, partnership or agency relationship between the parties; Engage shall be considered an independent contractor when performing any services in connection with this Agreement.

     F. NOTICES. Any notice required to be provided pursuant to this Agreement shall be in writing and shall be deemed given (a) if by hand delivery, upon receipt thereof or (b) if mailed, three (3) days after deposit in the U.S. mails, postage prepaid, registered or certified mail, return receipt requested. A facsimile shall be deemed to be received upon completion of transmission, as verified by a printout showing satisfactory transmission, except that should a facsimile be sent on a nonbusiness day, receipt shall be deemed to occur on the next business day. All notices shall be addressed to the parties at the respective addresses indicated herein. If Customer is located in a country other than the U.S., all notices shall be sent by facsimile. Each party shall promptly notify the other party of any address change.

     G. WAIVER. A failure or delay by either party to enforce any right under this Agreement shall not at any time constitute a waiver of such right or any other right, and shall not modify the rights or obligations of either party under this Agreement. Any waiver by either party of any right under this Agreement shall not constitute a waiver of such right in the future. All rights and remedies evidenced hereby are in addition to and cumulative to rights and remedies available at law or equity or otherwise available under any other contract.

     H. SEVERABILITY. If any provision or portion of this Agreement is held to be unenforceable or invalid, the remaining provisions and portions shall nevertheless be given full force and effect, and the parties agree to negotiate, in good faith, a substitute valid provision which most nearly effects the parties' intent in entering this Agreement.

     I. FORCE MAJEURE. Neither party will be deemed in default of any obligation hereunder nor be liable for any failure or delay in performance which results directly or indirectly from any cause beyond its reasonable control, including without limitation, "Acts of God," delays or failures in the Internet or related carriers and third-party equipment, acts of civil or military authority, strikes, fire, theft, delays by suppliers, or action or inaction by the other party or any third party.

     J. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts, without regard to principles of conflicts of laws. Application of the U.N. Convention of Contracts for the International Sale of Goods is expressly excluded.

     K. ENTIRE AGREEMENT. This Agreement, including the Appendix and all Attachments, is the entire agreement of the parties, and supersedes all prior agreements and communications, whether oral or in writing, between the parties with respect to the subject matter of this Agreement. Except as expressly provided herein, no amendment or modification of this Agreement shall be effective unless made in writing and signed by Engage and Customer. If there is any conflict between the provisions of the General Terms and Conditions and any Attachment, the provisions of the Attachment shall control.

     L. COMPLIANCE WITH LAW. Customer is solely responsible for ensuring that its use of the Software and Profiles is in compliance with all foreign, federal, state, and local laws and regulations, and Customer represents and warrants to Engage that it will comply with this subsection.

     M. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

ENGAGE TECHNOLOGIES, INC.                CUSTOMER:

By:                                      By:
   -----------------------------            -------------------------------
   Signature                                Signature


   Printed Name                             Printed Name


   Title                                    Title

                                                                    APPENDIX
                                                                    --------


                                DEFINITIONS
                                -----------

"AD INSERTION" means the software-automated process performed by AdManager which results in the insertion of an advertising image into a page at a Customer Site.

"ADMANAGER" means the release (in object code form) of Engage's AdManager software that is current as of the Effective Date, any Updates and Upgrades thereto, and related Documentation.

"AGREEMENT" means this License Agreement, together with the Appendix and all Attachments designated on the Cover Page.

"APPLICABLE TIER" means the Tier selected by Customer on the Cover Page.

"AVERAGE DAILY ADS SERVED" means the total number of Ad Insertions in a given month divided by the number of calendar days in such month.

"AVERAGE DAILY PAGE REQUESTS" means the total number of Page Requests initiated by users visiting Customer Sites in a given month divided by the number of calendar days in such month.

"BUSINESS OBJECTS" means the release (in object code form) of the Business Objects Reporter and Explorer software licensed by Engage that is current as of the Effective Date, any Updates and Upgrades thereto, and related Documentation.

"CONFIDENTIAL INFORMATION" means the Documentation, information about the Software, the terms of this Agreement, and any other non-public information or materials that, if disclosed in written form, is labeled "confidential" or, if disclosed orally, is identified as confidential prior to disclosure and submitted to the other party within thirty (30) days in a writing labeled "confidential."

"COVER PAGE" means the first two pages of this Agreement.

"CUSTOMER SITE" means the collection of pages operated by or under the control of Customer within the Domain Name(s).

"DATA" means the past, present and future compilation of "clickstream" data generated by user activity on the web, as well as such data itself, within the Data Repository.

"DATA REPOSITORY" means the proprietary global repository of Data compiled and maintained by Engage.

"DOCUMENTATION" means end user materials, in any form or medium, provided by Engage for use with the Software.

"DOMAIN NAME" means the alphanumeric phrase used by Customer to designate a particular site on the Internet or an intranet and identified on the Cover Page.

"DOWNTIME" means the interruption or failed initiation of services caused by the operational failure of a computer, or of a system transmitting or receiving information from a computer.

"DSSERVER"   means  the   release   (in  object   code  form)  of  Engage's
DecisionSupportServer software that is current as of the Effective Date, any Updates and Upgrades thereto, and related Documentation.

"EFFECTIVE DATE" means the effective date indicated on the Cover Page.

"ENGINE" means the single processing system consisting of either a single or multiple processor unit and its associated RAM memory and disk storage units, regardless of platform or operating environment, on which Customer will load, execute, and use AdManager.

"ENTERPRISE SERVER" means a computer server used by Customer to collect or combine information from one or more Local Servers.

"GLOBAL BEHAVIOR PROFILE" means a unique record, resident in the Data Repository, that characterizes the behavior of a web browser on the worldwide web.

"LOCAL BEHAVIOR PROFILE" means a unique record characterizing the behavior of a Customer Site visitor, as created by ProfileServer.

"LOCAL DECLARED PROFILE" means a unique record containing information provided by a Customer Site visitor who has completed a registration form.

"LOCAL SERVER" means a computer server used by Customer to host one or more Customer Sites.

"MAINTENANCE AND SUPPORT SERVICES" means the services provided to Customer by Engage in accordance with the terms set forth in Attachment E.

"MARKETING WORKBENCH" means the release (in object code form) of the Marketing Workbench software licensed by Engage that is current as of the Effective Date, any Updates and Upgrades thereto, and related Documentation.

"PAGE REQUEST" means the request for part or all of a web page (including the request for a new frame) that results from a user action such as the input of a URL, a click on a link, a "refresh" command, or navigation. The automatic presentation of images or content without any additional action by the user does not constitute a Page Request.

"PERMITTED  ENGINES"  means the  number of Engines  specified  on the Cover
Page.

"PERMITTED ENTERPRISE SERVERS" means the number of Enterprise Servers specified on the Cover Page.

"PERSONAL INFORMATION" means the name, phone number, mailing address, and social security number of a person, or any other number assigned by an organization that can be correlated with a person's personal identity.

"PROFILE" means a set of Data associated with a unique web browser, which Data provides a demographic and/or interest description of such web browser.

"PROFILE OPTION" means any of the Local Declared Profile, Local Behavior Profile, or Global Behavior Profile options, as selected by Customer on the Cover Page, to be used in conjunction with the Software.

"PROFILESERVER" means the release (in object code form) of Engage's ProfileServer software that is current as of the Effective Date, any Updates and Upgrades thereto, and related Documentation.

"SEATS" means the maximum number of concurrent users authorized to access the Software at a given time, as designated on the Cover Page.

"SERVICE BUREAU" means a person or entity that uses the Software to deliver a data profile, report or other services to a third party where such person or entity receives directly or indirectly in return anything of value.

"SOFTWARE" means one or more of the following software products, as specified on the Cover Page: AdManager, DSServer, Business Objects, Marketing Workbench, and ProfileServer, as well any Updates and Upgrades thereto.

"SPECIFIED CONFIGURATION" means the software products specified in Attachment G. Engage may change the Specified Configuration as required for operation of an Update. Any such change shall be set forth in the release notes accompanying an Update.

"TIER" means

"UPDATE" means any update, version, release, revision, patch, bug fix or modified form of the Software that Engage, in its sole discretion, elects to make available at no additional charge to licensees of the Software that have purchased Maintenance and Support Services.

"UPGRADE" means an improved and enhanced version of the Software released by Engage subsequent to the version licensed by Customer hereunder.

"VISITOR DATA" means any data generated by a web browser's http requests and posts within a Customer Site that is collected by Customer using the Software.

"WARRANTY PERIOD" has the meaning set forth in Section 11(d).

                                                               ATTACHMENT A
                                                               ------------


                                 ADMANAGER
                                 ---------


A-1. GRANT OF RIGHTS. Subject to the terms and conditions of this Agreement, Engage grants Customer a royalty-free, nonexclusive, nontransferable (except for temporary transfer for the limited duration of a CPU malfunction), worldwide license to use AdManager with the Profile Option, if any, on the Permitted Engines solely for the purpose of operating the Customer Sites, provided that the Average Daily Ads Served does not exceed the maximum number permitted for the Applicable Tier, and provided further that Customer may use the Profile Option solely for purposes of Ad Insertion.




ACCEPTED BY:                                    ACCEPTED BY:

ENGAGE:                                         CUSTOMER:
       ------------------                                -----------------
        Initials                                          Initials

                                                              ATTACHMENT B
                                                              ------------


                           DECISIONSUPPORTSERVER
                           ---------------------


B-1. GRANT OF RIGHTS. Subject to the terms and conditions of this Agreement, Engage grants Customer a royalty-free, nonexclusive, nontransferable (except for temporary transfer for the limited duration of a CPU malfunction), worldwide license to use (a) DSServer with the Profile Option, if any, on the Permitted Enterprise Servers, provided that the Average Daily Page Requests does not exceed the maximum number permitted for the Applicable Tier, and (b) Marketing Workbench and Business Objects for one Seat plus the number of Additional Seats specified on the Cover Page, in each case solely for the purpose of operating the Customer Sites.




ACCEPTED BY:                                    ACCEPTED BY:

ENGAGE:                                         CUSTOMER:
       ------------------                                -----------------
        Initials                                          Initials

                                                              ATTACHMENT C
                                                              ------------


                               PROFILESERVER
                               -------------


C-1. GRANT OF RIGHTS. Subject to the terms and conditions of this Agreement, Engage grants Customer a royalty-free, nonexclusive, nontransferable (except for temporary transfer for the limited duration of a CPU malfunction), worldwide license to use ProfileServer with the Profile Option, if any, on the Permitted Enterprise Servers solely for the purpose of operating the Customer Sites, provided that the Average Daily Page Requests does not exceed the maximum number permitted for the Applicable Tier.




ACCEPTED BY:                                    ACCEPTED BY:

ENGAGE:                                         CUSTOMER:
       ------------------                                -----------------
        Initials                                          Initials

                                                              ATTACHMENT D
                                                              ------------


                       GLOBAL BEHAVIOR PROFILE OPTION
                       ------------------------------


I. GRANT OF RIGHTS TO ACCESS DATA REPOSITORY. Subject to the terms and conditions of this Agreement, Engage grants Customer a royalty-free, nonexclusive, nontransferable, worldwide right to request and be served Profiles from the Data Repository for use in conjunction with the Software on the Permitted Enterprise Servers or Permitted Engines (as the case may be) solely for the purpose of operating the Customer Sites, provided that the Average Daily Page Requests or Average Daily Ads Served (as the case may be) does not exceed the maximum number permitted for the Applicable Tier.

II. RESTRICTIONS. Use of a Profile other than as expressly permitted in Section D-1 is prohibited, and all rights in the Profiles, Data, and Data Repository other than those expressly granted to Customer are reserved by Engage. Customer has no implied rights. Without limiting the generality of the foregoing, Customer will not (i) retain a Profile or a copy of a Profile, in whole or in part, (ii) use a Profile, through combination with other data or otherwise, to attempt to derive Personal Information or associate Personal Information with a Profile, (iii) combine a Profile with other information and store the results for later use, or (iv) resell or transfer a Profile to a third party. Any violation of this Section D-2 will constitute a material breach of this Agreement. This Section D-2 applies to Customer's use of Profiles (i.e., composite data drawn from Engage's repository) and is not intended to limit Customer's use of data that Customer collects.

III. FEE SCHEDULE FOR PROFILESERVER WITH GLOBAL BEHAVIOR PROFILE OPTION.
     ------------------------------------------------------------------

* If Customer uses the Global Behavior Profile Option other than in connection with AdManager, Customer shall pay Engage at the following rates:

          ---------------------------------------------
                Number of
          Monthly Page Requests       Monthly Fee

          =============================================

               Up to 99,000

          ---------------------------------------------

           100,000 - 1,999,999        +       CPM

          ---------------------------------------------

           2,000,000 and above        +       CPM

          ---------------------------------------------

Note: CPM pricing is based on an accumulated decreasing scale


I. ENGAGE'S DUTIES. Engage shall make good faith, reasonable efforts to maintain operation of the Data Repository on a 24 hours per day, 365 days per year basis. From time to time, however, and as may be necessary to maintain the proper operation of the Data Repository, Engage may take the Data Repository's web server(s) down for repairs, upgrades or routine maintenance. Engage will use best efforts to minimize Downtime and to notify Customer reasonably in advance of scheduled Downtime. Engage shall have no obligation with respect to Downtime except to restore service as soon as reasonably possible. In the event of Downtime for a period of 48 consecutive hours, Engage will provide Customer a credit against payment of future fees, which credit shall be equal to a pro-rated portion of the then-current monthly fee based on the duration of the Downtime.

II. ACCESS TO DATA REPOSITORY. Customer access to the Data Repository shall be through the Internet or, at Customer's option and expense, through a dedicated telecommunications line.

III. CONTRIBUTION OF VISITOR DATA. The Software automatically will deliver the Visitor Data from each Customer Site from Customer to Engage.

IV. ENGAGE'S USE OF VISITOR DATA. Engage will not (i) collect or store Personal Information, (ii) sell, report or transfer unprocessed Visitor Data from Customer to any third party, or (iii) aggregate or present Visitor Data from Customer in a form or manner that would permit a third party to (a) identify any individual's Personal Information or identity or
(b) identify the data as originating from Customer.

V. CLASSIFICATION FILE. The Software includes a classification table permitting Customer to map Visitor Data to predefined demographic and other categories ("Classification File"). Customer will actively maintain and manage the Classification File in cooperation with Engage so that the Classification File is accurate and comprehensive in its mapping of Visitor Data. In the event that Engage reasonably believes that Customer is failing to meet the foregoing standard, Engage will notify Customer of such failure and, unless Customer cures the failure within 30 days from such notification, Engage may terminate this Agreement or impose a surcharge on Customer in accordance with Engage's then-current fees.

VI. PROPRIETARY RIGHTS TO VISITOR DATA. Customer shall own its Visitor Data. Customer hereby grants to Engage and its successors a paid up, royalty-free, perpetual, irrevocable license to use such Visitor Data in any manner necessary to operate the Data Repository and successor products and services thereto; provided that Engage's use of Visitor Data shall at all times be in compliance with the restrictions set forth herein.

VII. PRIVACY POLICY. Customer will at all times during the term of this Agreement establish, maintain and post on each Customer Site a written policy regarding the collection and use by Customer of visitor information, including disclosure of participation in the Data Repository and a reference to the web address of the Engage privacy page. Customer shall act in accordance with its published privacy policy.

D-11. TERM. The initial term of the Global Operation Profile shall be three
(3) months ("Quarter.") commencing on the Effective Date. The Quarter shall automatically renew for successive Quarters unless either party elects not to renew by providing the other party with written notice at least thirty
(30) days prior to the expiration of a Quarter.



ACCEPTED BY:                                    ACCEPTED BY:

ENGAGE:                                         CUSTOMER:
       ------------------                                -----------------
        Initials                                          Initials

                                                              ATTACHMENT E
                                                              ------------


                 SOFTWARE MAINTENANCE AND SUPPORT SERVICES
                 -----------------------------------------

1 MAINTENANCE AND SUPPORT SERVICES. Engage will provide Customer with the Software maintenance and support services set forth in the table below at either the Standard or Premium level as indicated on the Cover Page for the most current release of the Software and the most current previous release of the Software ("Maintenance and Support Services"). The Maintenance and Support Services shall apply only to the Software licensed by Customer as specified on the Cover Page; Engage is not responsible for the configuration, maintenance or correction of third-party software, hardware or communications facilities. Engage shall not be obligated to provide Maintenance and Support Services if such services are required as a result of (a) Customer's neglect or misuse of the Software, (b) modification of the Software by a person or entity than other than Engage without the prior written consent of Engage, (c) Customer's failure to implement and use the Specified Configuration, or (d) any other cause beyond the reasonable control of Engage. Engage shall not be obligated to respond to requests for support from any person or entity other than a representative of Customer who has attended a training session provided by Engage. Engage shall have no liability to any third party with respect to the Maintenance and Support Services.

2 UPDATES. Upon commercial release of an Update, Engage shall provide such Update to paid-up Maintenance and Support Services Customers.

3 ERROR CORRECTION. Customer may call to report an "Error" in the Software (i.e., a failure of the Software to function in material conformity with the Documentation) during the hours specified in the table below and shall provide Engage all information necessary for diagnosis of the Error. Engage shall verify receipt of such requests and assign an appropriate Severity Level classification. Depending on the classification, Engage will use commercially reasonable efforts to either: provide a software solution or workaround; provide an avoidance procedure; address the request in the next revision/iteration; or discuss with Customer possible custom professional services to resolve Customer's request. Telephone support during the hours specified in the table below is unlimited in any given month.

4 TELEPHONE SUPPORT. If a support call is made outside the specified hours and is not of Severity Level 1, Customer shall pay $125 for each such call for the first hour (or any part of such hour). Each additional hour will be billed at a rate of $125 per hour. Customer shall cooperate with Engage to allow the Software to automatically communicate its status to Engage via Email.

5 TERM. The initial term of Maintenance and Support Services shall be one year (the "Term") commencing on the expiration of the Warranty Period if Customer has elected a perpetual term on the Cover Page, and commencing on the Effective Date if Customer has elected a subscription term on the Cover Page. Maintenance and Support Services shall automatically renew for successive Terms unless either party elects not to renew by providing the other party with written notice at least thirty (30) days prior to the expiration of a Term. Termination or expiration of the Maintenance and Support Services shall not affect any other term of this Agreement. In the event that Customer elects to reinstate Maintenance and Support Services following termination of such services by Customer, Customer shall first pay Engage all fees that would have been paid had Customer not cancelled such services.

6 PAYMENT. Fees for the initial Term of Maintenance and Support Services shall be billed upon the Effective Date. Fees for renewal Terms shall be billed forty-five (45) days prior to the expiration of the then-current Term.

7 ENGAGE PERSONNEL. In the performance of the Maintenance and Support Services, Engage reserves the right to determine the assignment of Engage personnel, to replace or reassign such personnel and to subcontract with qualified third persons for part or all of the services. No person performing services on behalf of Engage hereunder shall be restricted or prevented from performing services for others that are similar to the services provided under this Agreement.

8 ON-SITE VISITS. For purposes of performing the Maintenance and Support Services, Customer may permit authorized Engage service engineers to inspect periodically during normal business hours Customer's computer systems operating the Software. If Engage is unable by remote telephone support to address an Error, then Engage, at its sole discretion, may dispatch a software engineer to Customer's site to address the Error. The travel and other reasonably-incurred expenses of such on-site assistance (excluding the personnel cost) shall be borne by Customer. Dispatch shall be within twenty four (24) hours after Engage has determined at its sole discretion that telephone assistance is not sufficient. If Customer requests an on-site software support visit and Engage reasonably determines that the reported problem is not the responsibility of Engage, Customer shall reimburse Engage for the cost of such personnel (at Engage's then-current consulting rate) as well as the costs reasonably incurred by the Engage personnel in making such visit. In the event of a Severity 1 problem, Engage shall dispatch, at minimum the Account Manager to coordinate from the site any Engage related response efforts within 24 hours.


----------------------------------------------------------------------------------------------------
    DELIVERABLE              STANDARD LEVEL SUPPORT                  PREMIUM LEVEL SUPPORT

----------------------------------------------------------------------------------------------------
Support Provided    Toll Free Phone Support during Support     Toll Free Phone Support during
                    Hours                                      Support Hours

----------------------------------------------------------------------------------------------------
Support Hours       Monday - Friday 6 A.M. to 8 P.M.           Monday - Friday 6 A.M. to 8 P.M.
                    Eastern time                               Eastern time
                    Severity Levels 1-4                        Severity Levels 1-4
                                                               24 x 7 Beeper support (only Severity
                                                               1 and 2)

----------------------------------------------------------------------------------------------------
Staff               Access to technical support staff          Named Account Manager


----------------------------------------------------------------------------------------------------
Diagnostics         Remote diagnostics available               Remote diagnostics available


----------------------------------------------------------------------------------------------------
Customer Feedback   Quarterly Product Enhancement Ballot       Quarterly Product Enhancement Ballot


----------------------------------------------------------------------------------------------------
Customer            Quarterly Newsletter                       Quarterly Newsletter
Communication

----------------------------------------------------------------------------------------------------
Web site            Access to technical support web site 24    Access to technical support web site
                    x 7 for:                                   24 x 7 for:
                    o  Problem  reporting  and tracking        o  Problem reporting and tracking
                       via the web                                via the web
                    o  Web accessible knowledge base           o  Web accessible knowledge base
                    o  Patches and fixes  available for        o  Patches and fixes available
                       download                                   for download
                    o  Web based  books such as Release        o  Web based books such as Release
                       Notes, Installation Guides, etc.           Notes, Installation Guides, etc.


----------------------------------------------------------------------------------------------------
Proactive Support:  1 Proactive Patch Reporting                1 Proactive Patch Reporting
                    2 Notification of known problems           2 Notification of known
                      and fixes                                  problems and fixes
                    3 Monthly "Wellness Check" and             3 Monthly "Wellness Check" and
                      call review                                call review
                    4 O/S upgrade impact planning              4 O/S upgrade impact planning
                    5 Site scans on  primary URL               5 Site scans on up to 15 URL
                      address                                    addresses
                                                               6 Quarterly review of operations
                                                               o One site visit by a support
                                                                 rep at least once per year.

----------------------------------------------------------------------------------------------------

Severity Levels Defined:

     Severity 1 - Critical Business Impact   The   Service   or   Software,
                                             regardless of the  environment
                                             or product usage, has complete
                                             loss of service  or  resources
                                             for which no workaround exists
                                             and  Customer's   work  cannot
                                             reasonably continue.

     Severity 2 - Serious Business Impact    The   Service   or   Software,
                                             regardless of the  environment
                                             or  product  usage is  causing
                                             significant  or degraded  loss
                                             of   Customer's   service   or
                                             resources.   A  major  product
                                             flaw with a  workaround,  or a
                                             minor  product  flaw without a
                                             workaround.

     Severity 3 - Minor Business Impact.     The   Service   or   Software,
                                             regardless of the  environment
                                             or  product  usage,  has minor
                                             loss of Customer's  service or
                                             resources.   A  minor  product
                                             flaw with a workaround.

     Severity 4 - No Business Impact.        The  Service or Software is in
                                             full working mode;  Customer's
                                             work is not being  impeded  at
                                             this  time.   Information   is
                                             requested or reported. A minor
                                             irritant.

For Severity Level 1 and 2 Errors, Engage shall use best efforts to respond to the Error report and resolve issues within 1 hour. For Severity Level 3 and 4 Errors, Engage shall use best efforts to respond to the Error report and resolve issues within 2 hours.



ACCEPTED BY:                                    ACCEPTED BY:

ENGAGE:                                         CUSTOMER:
       ------------------                                -----------------
        Initials                                          Initials

                                                                ATTACHMENT F
                                                                ------------

                               OTHER SERVICES
                               --------------

F-1. INSTALLATION.

Engage will provide the number of days indicated below of on-site service with the purchase of either a Perpetual or Subscription license for the Software as specified by Customer on the Cover Page. Customer shall reimburse Engage travel costs and expenses in accordance with Engage's expense policy.

     ----------------------------------------------------------------------

           ADMANAGER         DOMESTIC             INTERNATIONAL ON-SITE
           DSSERVER           ON-SITE            DAYS OF SERVICE PROVIDED
         PROFILESERVER    DAYS OF SERVICE
                             PROVIDED

     ----------------------------------------------------------------------
             Lite                2                          4

     ----------------------------------------------------------------------
           Standard              2                          4

     ----------------------------------------------------------------------
             Gold                4                          6

     ----------------------------------------------------------------------
           Platinum              4                          6

     ----------------------------------------------------------------------

F-2. TRAINING.

a. Public Class. From time to time, Engage in its discretion may offer a two-day training class for one or more Software products. Engage shall notify Customer of the times and locations of such classes. The cost of attendance is $1,100 per person, and Customer is responsible for all travel and living expenses. The size of each class is limited; accordingly, admission is on a first-come first served basis.

b. On Site. If customer has elected on-site training on the Cover Page, Engage shall provide a two-day training for the Software product specified by Customer at a location specified by Customer. The cost of such attendance is as follows:

     ----------------------------------------------------------------------

             NUMBER OF                             COST
             ATTENDEES

     ----------------------------------------------------------------------
                1-3                               $3,000

     ----------------------------------------------------------------------
                4-7                               $4,500

     ----------------------------------------------------------------------
                7-12                              $6,000

     ----------------------------------------------------------------------

In addition, Customer shall reimburse Engage training personnel for travel and living expenses in accordance with Engage's expense policy.

F-3. CONSULTING SERVICES.
     -------------------

a.   Statement of Services.
     ---------------------

     1. Scope of Work. Subject to the following terms and conditions, Engage shall provide Customer with consulting services ("Consulting Services"), if elected by Customer on the Cover Page, in accordance with the written work order(s) agreed to by the parties (each a "Work Order"). Attached hereto as Schedule A is the first such Work Order. Each additional Work Order shall set forth the respective obligations of the parties and parameters of the project in a fashion substantially similar to Schedule A. Upon execution by an authorized representative of each of Engage and Customer, a Work Order shall be deemed fully incorporated herein by reference. In the event of any conflict between this Section F-3 and any Work Order, this Section F-3 shall control; in the event of any conflict between two or more Work Orders, the most recently executed Work Order shall control.

     2. Estimated Completion Dates. Each Work Order may specify an estimated completion date for completion of the Consulting Services. At Customer's request, Engage shall use reasonable efforts to estimate such a due date based on Engage's thencurrent understanding of the requirements involved in performing the Consulting Services. Any such estimated completion date is made for project planning purposes only and is not a guarantee; Engage may revise an estimated completion date at any time should events beyond Engage's control or the assumptions upon which Engage relied in calculating its initial estimate change the scope or magnitude of the Consulting Services.

b. Duties of Engage. The Consulting Services shall be performed in a workmanlike and professional manner by personnel assigned by Engage having a level of skill in the area commensurate with the requirements of the Consulting Services to be performed. Engage alone shall control the manner, means and method by which Engage performs the Consulting Services. Engage shall have sole responsibility for payment of compensation to its personnel. Engage shall have the right to engage contractors, temporary employees, consultants, vendors, and suppliers at its discretion to assist in delivering or performing the Consulting Services. In such event, any such individuals or entities shall be subject to confidentiality provisions consistent with those set forth in the Agreement, and Engage shall remain primarily liable to Customer for the performance of Engage's obligations hereunder.

c. Duties of Customer. Customer shall fully cooperate with and assist Engage in the performance of the Consulting Services and shall undertake the responsibilities specified in this Section F-3 and any additional responsibilities specified in a Work Order at its own expense. Customer shall appoint a qualified project manager who shall be authorized to make binding decisions for Customer regarding this Agreement, and who shall review all specifications, technical materials and other documents submitted by Engage, request necessary corrections, and approve such documents; provide to Engage requested Customer information and data and assume responsibility for the accuracy of the same; advise Engage of Customer's requirements; and upon request, provide access to Customer's staff, facilities and hardware and software as necessary for Engage to perform the Consulting Services.

d. Dependencies on Customer. Engage shall have no liability to Customer for Customer's damages, expenses or costs from delays or failures in Engage's performance of the Consulting Services under this Agreement resulting from Customer "change orders" (i.e., work not specified in the Work Order), failure of Customer to perform its responsibilities, or failure of Customer to provide accurate and complete data and instructions in accordance with the procedures set forth in a Work Order. Any such Customer changes or delays in performance by Customer may result in a corresponding extension in the time periods for performance by Engage and/or adjustment to the fees specified in the Work Order. Engage's sole liability to Customer or to any third party for claims, regardless of the form of such claims (e.g., contract, negligence, or other), arising out of any delay in the performance of the Consulting Services for any reason shall be to use commercially reasonable efforts to provide the Consulting Services as promptly as reasonably practicable thereafter.

e. Compensation. Unless otherwise specified in a Work Order, the Consulting Services shall be rendered on a time and materials basis at the rate stated in each Work Order. In addition, Customer shall reimburse Engage for outofpocket expenses incurred in connection with the Consulting Services in accordance with Engage's expense policy. Estimates of total fees for projects may be provided in a Work Order solely for project planning purposes. Engage does not guarantee such estimates. Engage shall, however, notify Customer if it becomes aware that its completion of the Consulting Services will exceed the estimate, and Customer may then terminate the Work Order and pay only for the Consulting Services actually rendered.

f. Term and Termination. The Consulting Services shall become effective on the Effective Date and shall continue in effect through the earlier of (a) completion of all Consulting Services to be rendered under this Section F-3, (b) termination of the Agreement, or (c) termination of Consulting Services by either party as permitted below. Either party may terminate the Consulting Services generally or the applicable Work Order in the event that the other party materially breaches a provision of this Section F-3 and fails to cure such breach within thirty (30) days of receiving written notice of such breach from the other party. Termination of the Consulting Services shall terminate all Work Orders but shall not affect any other provision of the Agreement; termination of a Work Order shall not affect any provision of this Section F-3 or of the Agreement. Customer may terminate a Work Order at any time by giving Engage no less than sixty (60) days prior written notice.

g. Proprietary Rights.
   ------------------

     1. Engage Ownership; Customer License. Except as provided in Section F-3(g)(2) below, the Consulting Services and related documentation, together with all other data and materials, all software codes, trade secrets, design concepts, discoveries, ideas, enhancements, improvements and inventions related thereto ("Proprietary Information") supplied by Engage to Customer pursuant to this Agreement: (i) are the exclusive property of Engage and shall remain so; and (ii) are confidential and proprietary trade secrets of Engage, protected by law, and of substantial value to Engage, and may not be used or disclosed without the written consent of Engage. Customer shall retain in strict confidence the Proprietary Information, shall not disclose the Proprietary Information to others, and may use the Proprietary Information solely in connection with this Agreement. The Consulting Services shall only be used by Customer for the purposes set forth in this Agreement. Engage hereby grants Customer a license, under the same terms and conditions in the Agreement governing the Software to which the Consulting Services pertain, to use the elements of the work product identified expressly on the applicable Work Order ("Licensed Materials"). If the Licensed Materials consist of computer code, Engage hereby grants Customer a license to use the source code form of the Licensed Materials solely for purposes of performing error correction, subject to the other terms and conditions of this Agreement.

     2. Customer Ownership. In the event that Proprietary Information, in whole or in part, is not included in the base form of any Engage product or service and will not be so included in the future in the sole judgment of Engage, the applicable Work Order shall indicate that the Proprietary Information shall be owned by Customer; provided, however, that as between Engage and Customer, Engage shall own all pre-existing and pre-owned elements of the Proprietary Information and shall have the right to commercialize any such materials for any purpose. All Proprietary Information that is not identified expressly in a Work Order as owned by Customer shall be owned by Engage.

h. Support. For a period of thirty (30) days following delivery of the work product under a Work Order, Engage will use commercially reasonable efforts to address Severity Level 1 and 2 Errors (as defined in Attachment E, Section E-3). Customer shall be solely responsible for maintenance and support of the work product in all other respects; Maintenance and Support Services do not apply to work product delivered to Customer under this Section F-3.


ACCEPTED BY:                                    ACCEPTED BY:

ENGAGE:                                         CUSTOMER:
       ------------------                                -----------------
        Initials                                          Initials

                                                              ATTACHMENT G
                                                              ------------


                          SPECIFIED CONFIGURATION
                          -----------------------


PROFILESERVER / DSSERVER:

          ----------------------------------------------------------------
          Enterprise Server     Microsoft SQL Server 6.5 on Windows NT 4.0
                                Oracle Server 8.0 on Sun Solaris 2.6
                                Informix Online Dynamic Server 7.2 on Sun
                                Solaris 2.6

          ----------------------------------------------------------------
          Local Server          Microsoft Internet Information Server 4.0
                                on Windows NT 4.0
                                Netscape Enterprise Server 3.51 on Solaris
                                2.6
                                Netscape Enterprise Server 3.51 on Windows
                                NT 4.0

          ----------------------------------------------------------------

ADMANAGER:

          ----------------------------------------------------------------
          Operating             Sun Solaris 2.5.1, 2.6
          System/Clients        MS Windows NT Server 4.0

          ----------------------------------------------------------------
          Web Server Plug-Ins   Apache 1.2.5
                                ISAPI (IIS 2.0, 3.0, 4.0)
                                NSAPI (Netscape FastTrack 3.0, Netscape
                                Enterprise 3.01)

          ----------------------------------------------------------------
          Client Libraries      MS Windows NT Server 4.0
                                Solaris 2.5.1, 2.6
                                BSD
                                Dec Alpha NT
                                Dec Alpha Unix
                                Linux

          ----------------------------------------------------------------
          Databases             Informix 7.2.4 on Windows NT 4.0 SP3
                                Oracle 7.3.3.0.0 for Solaris 2.5 and 2.6
                                Oracle 7.3.3.0.0 for Windows NT SP3
                                Sybase 11.0 1.1 on Solaris 2.5.1
                                MS SQL Server 6.05.02 on NT 4.0 Server SP1

          ----------------------------------------------------------------




ACCEPTED BY:                                    ACCEPTED BY:

ENGAGE:                                         CUSTOMER:
       ------------------                                -----------------
        Initials                                          Initials